Note 6 - Deferred Charges, Net	12 Months Ended
Dec. 31, 2015
Deferred Charges [Abstract]
Deferred Charges [Text Block]

6. Deferred Charges, net

“Deferred charges, net” consist of loan arrangement fees which are amortized over the duration of the loan and deferred offering expenses. The deferred offering expenses in 2014 related to the costs incurred in 2013 of filing the Company’s shelf registration which was charged against the proceeds of the offering of the Company’s securities completed in 2014.

	2014	2015
Balance, beginning of year	338,431	335,621
Amortization of loan arrangement fees	(137,032)	(150,189)
Deferred offering expenses	(165,678)	-
Loan arrangement fees	299,900	515,174
Balance, end of year	335,621	700,606